UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2015

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2015, Charter Communications, Inc. (“Charter”) announced that it entered into a Contribution Agreement (the “Contribution Agreement”) with Advance/Newhouse Partnership (“A/N”), A/NPC Holdings LLC, CCH I, LLC (“New Charter”) and Charter Communications Holding Company, LLC (“Charter Holdco”) pursuant to which, and subject to the satisfaction of certain conditions (including the closing of the transactions contemplated by the previously announced Comcast/Charter Transactions Agreement, dated as of April 25, 2014, by and between Charter and Comcast Corporation (the “Comcast Transactions”)), Charter Holdco will acquire all of the issued and outstanding limited liability company membership interests of Bright House Networks, LLC (“Bright House”) from A/N (the “Bright House Transactions”).  In connection with the Comcast Transactions, it is expected that Charter will undergo a corporate reorganization, resulting in New Charter becoming the new publicly traded parent company of Charter.

In connection with the proposed Bright House Transactions, on March 31, 2015, Liberty Broadband Corporation (“Liberty”) entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with Charter, New Charter and A/N.  Liberty’s existing stockholders agreement with Charter, as amended October 14, 2014 (the “Existing Stockholders Agreement”), will remain in effect until the closing of the Bright House Transactions (the “Closing”).  Certain provisions of the Stockholders Agreement became effective upon execution thereof, and at the Closing, the Stockholders Agreement will replace the Existing Stockholders Agreement in all respects.

The Stockholders Agreement provides that at the Closing Liberty, A/N, Charter and New Charter will enter into the Proxy and Right of First Refusal Agreement (the “Proxy Agreement,” the form of which is attached as an exhibit to the Stockholders Agreement).  The Stockholders Agreement and the form of Proxy Agreement are summarized below and are qualified in their entirety by reference to the full text of those agreements, which are filed as exhibits hereto and incorporated by reference herein.

Stockholders Agreement

Liberty Investment

Upon the Closing, Liberty will purchase from New Charter $700 million of shares of Class A common stock of New Charter (the “Class A Common Stock”) at a price per share of $172.99 (the “Reference Price”).  Additionally, Liberty will have the right to elect, by notice to Charter delivered on or before July 14, 2015, to purchase an additional number of shares of Class A Common Stock at the Reference Price that, when combined with shares of Class A Common Stock then owned by Liberty and the $700 million investment in Class A Common Stock to be made by Liberty pursuant to the Stockholders Agreement, and after giving effect to the Comcast Transactions and the Bright House Transactions, will result in Liberty’s ownership of New Charter shares not exceeding 19.01% of the outstanding shares of New Charter on a fully-exchanged and fully-diluted basis.

Voting Agreement

Liberty has agreed to vote all voting securities of Charter owned by Liberty and its affiliates in favor of approval of the Contribution Agreement and certain other approvals required to effect the Bright House Transaction.

Governance; Election and Appointment of Designees

Following the Closing, the New Charter board of directors (the “Board”) will consist of 13 directors, with three directors initially designated by Liberty and three directors initially designated by A/N. The number of directors which each of Liberty and A/N will be entitled to designate following the Closing will be subject to Liberty or A/N maintaining certain levels of equity or voting interests.

For so long as each of A/N and Liberty hold voting or equity securities of New Charter of at least 20%, certain matters, including a change of control of New Charter, certain transactions involving A/N or Liberty and amendments to the certificate of incorporation of New Charter will require approval of a majority of those directors of New Charter who are not appointed by Liberty and A/N (the “Unaffiliated Directors”).

So long as each of Liberty’s and A/N’s designees to the Board is included in management’s slate of nominees for election as a director to the Board and New Charter recommends approval of their election, each of Liberty and A/N has agreed to vote its respective shares in accordance with the recommendation of the Nominating and Corporate Governance Committee of the Board with respect to the election or removal of directors.

From and after the Closing, for so long as Liberty and A/N’s respective equity or voting interest is greater than or equal to 20%, each will have certain consent rights over actions taken by New Charter, including the incurrence of indebtedness in excess of leverage ratios and fundamental changes in the business or material investments.  A/N has certain additional consent rights with respect to the sale or transfer of certain interests and assets of Charter Holdco within seven years following the Closing and the issuance of any preferred units of Charter Holdco.

Limitation on Share Ownership and Voting; Standstill

Following the Closing, Liberty’s equity ownership in New Charter will be capped at the greater of 26% or the cap on its voting interest (as set forth below), and A/N’s equity ownership in New Charter will be capped at the greatest of its equity ownership immediately following the Closing, 25% and the cap on its voting interest (as set forth below).  Liberty’s voting interest in New Charter will be capped at the greater of (x) 25.01% (or 0.01% above the person or group holding the highest voting percentage of New Charter) and (y) 23.5% increased one-for-one to a maximum of 35% for each permanent reduction in A/N’s equity interest in New Charter below 15%. A/N’s voting interest in New Charter will be capped at 23.5% increased one-for-one to a maximum of 35% for each permanent reduction in Liberty’s equity interest in New Charter below 15%.  Each of Liberty and A/N will be entitled to vote its entire voting interest with respect to certain Excluded Matters (as defined in the Stockholders Agreement), including, among other things, a change of control transaction at New Charter and matters outside the ordinary course of business.

In addition, subject to certain exceptions, Liberty and A/N have agreed to be subject to certain customary standstill provisions prohibiting, among other things, Liberty or A/N from engaging in any solicitation of proxies or consents relating to the election of directors, proposing a matter for submission to a vote of stockholders of New Charter or calling a meeting of the stockholders of New Charter or taking any action or making any public statement not approved by the Board to seek to control or influence the management, the Board or the policies of New Charter.

Transfer Restrictions

Liberty and A/N have agreed to certain restrictions on transfers of their respective equity securities of New Charter following the Closing.  Exceptions to these transfer restrictions include transfers pursuant to an underwritten public offering, Rule 144 or Rule 144A sales, block sales to persons who would not beneficially own 5% or more of such securities following such sale, sales between Liberty and A/N and their affiliates (subject to the equity ownership caps described above and certain pricing limitations), transfers approved by a majority of the Unaffiliated Directors, transfers approved by a majority of the stockholders of New Charter (other than affiliates of A/N and Liberty), sales pursuant to certain tender offers, and, in the case of Liberty, sales of exchangeable notes, debentures or similar securities that reference a number of notional shares of Class A Common Stock not in excess of two-thirds of the number of such shares beneficially owned by Liberty at the time of such sale.  In addition, Liberty has the right to engage in certain spin off transactions to its stockholders.

Notwithstanding these transfer restrictions, Liberty will be permitted to pledge Class A Common Stock in respect of purpose or non-purpose loans (“Margin Loans”) so long as the number of pledged shares subject to Margin Loans does not exceed 10% of the New Charter shares (on a fully-exchanged and fully-diluted basis) at the later of the time Liberty enters into such Margin Loan or at the Closing (the “Pledged Shares Basket”).  Liberty may also pledge shares owned by Liberty that are in excess of the number of shares necessary for Liberty’s equity ownership to equal 19.01% (the “Excess Shares”), and such Excess Shares will not be counted toward the Pledged Shares Basket so long as the proceeds are used for a permitted purpose set forth in the Stockholders Agreement.  Additionally, Liberty will be permitted to enter into derivative transactions with linked financing (an “ELF”) with respect to Class A Common Stock owned by Liberty under certain circumstances.  The number of shares of Class A Common Stock subject to exchangeable notes, debentures and ELF pledges and hedges may not exceed that number of shares in excess of two-thirds of the number of shares owned by Liberty at such time.  Following termination of Liberty’s proxy rights under the Proxy Agreement, such restrictions will not be applicable so long as the proceeds of such financing transactions are used to increase Liberty’s ownership percentage in New Charter to 25.01% within the 12 month period following such termination.

Rights Plan

New Charter and the Board will not adopt a poison pill unless New Charter exempts each of Liberty and A/N up to its equity cap as described above.  This restriction will cease to apply to Liberty or A/N upon the permanent reduction of its equity interest in New Charter below 15%.

Preemptive Rights

After the Closing, if New Charter proposes to issue any equity securities of New Charter in a capital raising transaction, each of Liberty and A/N (for so long as such person’s equity interest is equal to or greater than 10%), will have the right to purchase, in whole or in part, a number of such securities necessary to maintain its ownership of New Charter after giving effect to the issuance, for cash.  Additionally, subject to certain exceptions, until the fifth anniversary of the Closing, if New Charter proposes to issue any equity securities of New Charter (other than in a capital raising transaction) and so long as Liberty has a 25.01% voting ownership in New Charter (taking into account the proxy shares as described below), Liberty will have preemptive rights to purchase that number of new securities equal to the lesser of (x) the number of securities necessary to maintain its equity ownership of New Charter after giving effect to the issuance and (y) the number of new securities that after giving effect to the issuance, will result in Liberty having an equity interest in New Charter of 25.01%, in each case, for cash.  Subject to Liberty’s exercise of its preemptive rights in respect of such issuance, A/N will also have certain preemptive rights in the case of new issuances (other than in a capital raising transaction), provided that it holds 10% or more of the New Charter equity.

Termination

The Stockholders Agreement will terminate upon certain events including (i) following termination of the Contribution Agreement, (ii) with respect to (x) Liberty or A/N, upon a material breach by New Charter, and (y) with respect to New Charter, upon a material breach by Liberty or A/N, in each case subject to certain cure rights and (iii) as to A/N or Liberty, at such time as its equity ownership is 5% or less.  Upon a Liberty Change of Control (as defined in the Stockholders Agreement), Liberty’s rights and obligations under the Stockholders Agreement would cease to apply other than its obligations under Liberty’s voting and share ownership caps, standstill obligations and transfer restrictions.

Proxy and Right of First Refusal Agreement

At the Closing, the parties will enter into the Proxy Agreement, the form of which is attached as an exhibit to the Stockholders Agreement.

Proxy

At the Closing, A/N will grant Liberty a 5-year irrevocable proxy (the “Proxy”) to vote that number of shares of Class A Common Stock and Class B common stock of New Charter (the “Class B Common Stock”), in each case, held by A/N (such shares, the “Proxy Shares”), that will result in Liberty having voting power in New Charter equal to 25.01% of the outstanding voting power of New Charter, provided, that the voting power of the Proxy Shares will be capped at 6% of the outstanding voting power of New Charter.

The Proxy Agreement provides that Liberty may not vote the Proxy Shares on certain reserved matters including, among other things, change of control transactions of New Charter, bankruptcy events of New Charter or Charter Holdco, an authorization of any new class of securities of New Charter or Charter Holdco, approvals of any non-ordinary course matters relating to A/N and changes to the terms of the Class B Common Stock.

The Proxy will terminate in the event that Liberty transfers shares of New Charter other than in connection with certain permitted transfers.

Right of First Refusal

So long as the Proxy is in effect, if A/N proposes to transfer common units of Charter Holdco (which units are exchangeable into shares of Class A Common Stock and which will, under certain circumstances, result in the conversion of certain shares of Class B Common Stock into Class A Common Stock) or shares of Class A Common Stock, in each case, constituting either (i) shares representing the first 6% of the outstanding voting power of New Charter held by A/N or (ii) shares representing the last 6% of the outstanding voting power of New Charter held by A/N, Liberty will have a right of first refusal (“ROFR”) to purchase all or a portion of any such securities A/N proposes to transfer.  The purchase price per share for any securities sold to Liberty pursuant to the ROFR will be the volume-weighted average price of Class A Common Stock for the two trading day period before the notice of a proposed sale by A/N, payable in cash.  Certain transfers are permitted to affiliates of A/N, subject to the transferee entity entering into an agreement assuming the transferor’s obligations under the Proxy Agreement.

The ROFR does not apply to transfers by A/N in connection with a change of control of New Charter.  Liberty may not exercise the ROFR to the extent the shares purchased would result in its ownership of securities exceeding the voting or equity limits set forth in the Stockholders Agreement.

Term

The Proxy Agreement will be entered into at the Closing and will terminate on the first to occur of, among other things, the fifth anniversary of the Bright House Transaction, the occurrence of a 40 Act Event (as defined in the Proxy Agreement), a Liberty Change of Control (as defined in the Stockholders Agreement) and a transfer by Liberty of Class A Common Stock (subject to certain cure rights).

Item 7.01. Regulation FD Disclosure.

On March 31, 2015, Liberty issued a press release announcing its entry into the Stockholders Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Stockholders Agreement, dated as of March 31, 2015, by and among Charter Communications, Inc., CCH I, LLC, Liberty Broadband Corporation and Advance/Newhouse Partnership (incorporated by reference to Exhibit 4.1 to Charter Communications, Inc.’s Current Report on Form 8-K (File No. 001-33664), filed with the Securities and Exchange Commission on April 1, 2015).

10.2

Form of Proxy and Right of First Refusal Agreement by and among Liberty Broadband Corporation, Advance/Newhouse Partnership and, for the limited purposes set forth therein, Charter Communications, Inc. and CCH I, LLC.*

99.1	Press Release issued by Liberty Broadband Corporation on March 31, 2015.*

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2015

LIBERTY BROADBAND CORPORATION

By:	/s/ Richard N. Baer
Name: Richard N. Baer
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Stockholders Agreement, dated as of March 31, 2015, by and among Charter Communications, Inc., CCH I, LLC, Liberty Broadband Corporation and Advance/Newhouse Partnership (incorporated by reference to Exhibit 4.1 to Charter Communications, Inc.’s Current Report on Form 8-K (File No. 001-33664), filed with the Securities and Exchange Commission on April 1, 2015).

10.2

Form of Proxy and Right of First Refusal Agreement by and among Liberty Broadband Corporation, Advance/Newhouse Partnership and, for the limited purposes set forth therein, Charter Communications, Inc. and CCH I, LLC.*

99.1	Press Release issued by Liberty Broadband Corporation on March 31, 2015.*

*Filed herewith.